                                                                    Exhibit 10.8

                                      LEASE

1.       PARTIES

Joseph A. Strazzulla, President, Straly Corporation, 35 Main Street, P.O. Box 5220, Wayland, MA 01778, LESSOR, which expression shall include all heirs, successors and assigns where context so admits, does hereby lease to: Discovery Therapeutics, Inc., 2028 Dabney Road, Suite E-17, Richmond, VA 23230,
LESSEE, which expression shall include all successors, executors, administrators and assigns where context so admits and the LESSEE hereby leases the following described premises: an office space of approximately 1,000 Sq. Ft. on the second floor at 85 Main Street, Hopkinton, MA 01748,

2. PREMISES together with the right to use in common, with others entitled thereto, the hallways, and stairways necessary for access to said leased premises, the lavatories nearest thereto and the parking lot subject to paragraph #23.

3.       TERM

The term of this lease shall be for Two (2) Years commencing on December 1, 2000 and ending on November 30, 2002, with the option to renew this lease for an additional Three (3) Years, at new terms and rent, as long as written notice is given to the LESSOR at least 120 days prior to the expiration date of this lease.

4.       RENT

The LESSEE shall pay to the LESSOR rent at the rate of $16,500.00 dollars per year, payable in advance in monthly installments of $1,375.00, with the last months rent being paid in advance.

5.       SECURITY DEPOSIT

Upon the execution of this lease, the LESSEE shall pay to the LESSOR the amount of $1,375.00 dollars, which shall be held as a security deposit for the LESSEE'S performance as herein provided and refunded to the LESSEE within thirty (30) days, at the end of this lease, subject to the LESSEE'S satisfactory compliance with the conditions hereof.

6.       RENT ADJUSTMENT

The LESSEE shall pay to the LESSOR as additional rent Zero (0) per cent of any operating expenses, defined for the purpose of the agreement as Insurance and Common Area Maintenance, and Zero (0) per cent of the Real Estate Taxes levied against the land and building, of which the leased premises are a part. The LESSEE shall make payment within thirty (30) days of written notice from the LESSOR that such operating expenses, or taxes are payable by the LESSEE.

7.       UTILITIES

The LESSOR shall provide and the LESSOR shall pay for LESSEE'S water and sewer charges, LESSEE shall pay for electricity, heat and air conditioning, all subject to interruption due to any accident, to the making of repairs, alterations or improvements, to labor difficulties, to trouble in obtaining fuel, electricity, service or supplies, from the sources from which thay are usually obtained for said building, or to any cause beyond the LESSOR'S control.

8.       USE OF THE PREMISES

The premises shall be used for general office use only.

9.       COMPLIANCE WITH LAWS

The LESSEE acknowledges that no trade or occupation shall be conducted in the leased premises or use made thereof, which will be unlawful, improper, noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the premises are situated.

10.      FIRE INSURANCE

The LESSEE shall not permit any use of the leased premises which will make voidable any insurance on the property of which the leased premises are a part, or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the New England Fire Insurance Rating Association, or any similar body succeeding to its powers. The LESSEE shall, on demand, reimburse the LESSOR and all other tenants, all extra insurance premiums caused by the LESSEE'S use of the premises.

11.      MAINTENANCE OF PREMISES

The LESSEE agrees to maintain the leased premises in the same condition as they are at the commencement of the term or as they may be put in during the term of this lease, reasonable wear and tear, damage by fire and other casualty only excepted, and whenever necessary, to replace plate glass and other glass therein, acknowledging that the leased premises are in good order and the glass whole. The LESSEE shall not permit the leased premises to be overloaded, damaged, stripped, or defaced, nor suffer any waste. LESSEE shall obtain written consent of LESSOR before erecting any sign of the premises.

12.      ALTERATIONS AND ADDITIONS

The LESSEE shall not make structural alterations or additions to the leased premises, but may make non-structural alterations provided the LESSOR consents thereto in writing, which consent shall not be unreasonably withheld or delayed. All such allowed alterations shall be at LESSEE'S expense and shall be in quality at least equal to the present construction. LESSEE shall not permit any mechanics' liens, or similar liens, to remain upon the leased premises for labor and material furnished to LESSEE in connection with work or any character performed or claimed to heve been performed at the direction of LESSEE and shall cause any such lien to be released of record forthwith without cost to LESSOR. Any alterations or improvements made by the LESSEE shall become the property of the LESSOR at the termination of occupancy as provided herein.

13.      ASSIGNMENT AND SUBLEASING

The LESSEE shall not assign or sublet the whole or any part of the leased premises without LESSOR'S prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding such consent, LESSEE shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this lease.

14.      SUBORDINATION

This lease shall be subject and subordinate to any and all mortgages, deeds of trust and other instruments in the nature of a mortgage, now or at any time thereafter, a lien or liens on the property of which the leased premises are a part and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this lease to said mortgages, deeds of trust, or other such instruments in the nature of a mortgage.

15.      LESSOR'S ACCESS

The LESSOR or agents of the LESSOR may, at reasonable times and upon reasonable advanced notice, enter to view the leased premises and may remove placards and signs not approved and affixed as herein provided, and make repairs and alterations as LESSOR should elect to do and may show the leased premises to others, and at any time within three (3) months before the expiration of the term, may affix to any suitable part of the leased premises a notice for letting or selling the leased premises or property of which the leased premises are a part and keep the same affixed without hindrance or molestation.

16.      INDEMNIFICATION AND LIABILITY

The Lessee shall save the LESSOR harmless from all loss and damage occasioned by the use or escape of water or by the bursting of pipes, as well as from any claim or damage resulting from neglect in not removing snow and ice from the roof of the building or from the sidewalks bordering upon the premises so leased, or by any nuisance made or suffered on the leased premises, unless such loss is caused by the neglect of the LESSOR. The removal of snow and ice from the sidewalks bordering upon the leased premises shall be the LESSOR'S responsibility.

17.      LESSEE'S LIABILITY INSURANCE.

The LESSEE shall maintain with respect to the leased premises and the property of which the leased premises are a part, comprehensive public liability insurance in the amount of $500,000.00 dollars, with property damage insurance in limits of $40,000.00 dollars, in responsible companies qualified to do business in Massachusetts and in good standing therein, insuring the LESSOR as well as the LESSEE against injury to persons or damage to property as provided. The LESSEE shall deposit with the LESSOR certificates for such insurance at or prior to the commencement of the term, and thereafter within thirty (30) days prior to the expiration of any such policies. All such insurance certificates shall provide that such policies shall not be canceled without at least ten (10) days prior written notice to each assured named therein. LESSOR agrees to maintain during the term of this lease, comprehensive public liability insurance in the amount of $1,000,000.00 dollars and property damage insurance in limits of $1,000,000.00 dollars.

LESSOR and LESSEE mutually waive their respective rights of recovery against each other for any loss of, or damage to, either parties property, to the extent that such loss or damage is insured by an insurance policy required to be in effect at the time of such loss or damage. Each party shall obtain any special endorsements, if required by its insurer, whereby the insurer waives its right of subrogation against the other party. The preceding two sentences shall not apply in those cases where waiver of subrogation would cause either parties' insurance to be voided or otherwise made uncollectible.

18.      FIRE CASUALTY AND EMINENT DOMAIN

Should a substantial portion of the leased premises, or of the property of which they are a part, be substantially damaged by fire or other casualty, or be taken by eminent domain, the LESSOR may elect to terminate this lease. When such fire, casualty, or taking renders the leased premises substantially unsuitable for their intended use, a just and proportionate abatement of rent shall be made, and the LESSEE may elect to terminate this lease if:

(a) The LESSOR fails to give written notice within thirty (30) days of intention to restore the leased premises or

(b) The LESSOR fails to restore the leased premises to a condition substantially suitable for their intended use within ninety (90) days of said fire, casualty, or taking.

The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the leased premises for any taking by eminent domain, except for damage to the LESSEE'S fixtures, property, or equipment.

19.      DEFAULT

In the event that:

(a) The LESSEE shall default in the payment of any installment of rent or other sum herein specified and such default shall continue for ten (10) days after written notice thereof; or

(b) The LESSEE shall default in the observance or performance of any other of the LESSEE'S covenants, agreements, or obligations thereunder and such default shall not be corrected within thirty (30) days after written notice thereof; or

(c) The LESSEE shall be declared bankrupt or insolvent according to law, or, if any assignment shall be made of LESSEE'S property for the benefit of creditors, then the LESSOR shall have the right thereafter, while such default continues, to re-enter and take complete possession of the leased premises, to declare the term of this lease ended, and remove the LESSEE'S effects, without prejudice to any remedies which might be otherwise used for arrears of rent or other default. The LESSEE shall indemnify the LESSOR against all loss of rent and other payments which the LESSOR may incur by reason of such termination during the residue of the term, provided however the LESSOR shall be required to take reasonable steps to mitigate its loss.

If the LESSEE shall default, after reasonable notice thereof, in the observance or performance of any conditions or covenants on LESSEE'S part to be observed or performed under or by virtue of any of the provisions in any article of this lease, the LESSOR, without thereby waiving such default, may remedy such default for the account and at the expense of the LESSEE. If the LESSOR makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to, reasonable attorney's fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred, with interest at the rate of ten (10) per cent per annum and costs, shall be paid to the LESSOR by the LESSEE as additional rent.

20. NOTICE Any notice from the LESSOR to the LESSEE relating to the leased premises or the occupancy thereof, shall be deemed duly served, if left at the leased premises addressed to the LESSEE, or, if mailed to the leased premises, registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE. Any notice from the LESSEE to the LESSOR relating to the leased premises or to the occupancy thereof, shall be deemed duly served if mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing. All rent and notices shall be paid and sent to the LESSOR at: Post Office Box 5220, Wayland, MA 01778.

21.      SURRENDER

The LESSEE shall at the expiration or other termination of this lease remove all LESSEE'S goods and effects from the leased premises, (including, without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE, either inside or outside the leased premises). LESSEE shall deliver to the LESSOR the leased premises and all keys, locks thereto, and other fixtures connected therewith and all alterations and additions made to or upon the leased premises, in the same condition as they were at the commencement of the term, or as they were put in during the term hereof, reasonable wear and tear and damage by fire or other casualty the only exception. In the event of the LESSEE'S failure to remove any of LESSEE'S property from the premises, LESSOR is hereby authorized, without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the property at LESSEE'S expense, or to retain same under LESSOR'S control or to sell at public or private sale, with notice, any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due thereunder, or with notice to destroy such property.

22.      OTHER PROVISION      N/A

23.      PARKING    LESSEE and all their employees are required to park their
automobiles in an assigned tenant parking area, if so directed by the LESSOR.

24.      SMOKING    It is understood and agreed that no smoking will be allowed within the leased premises or within any building of which the leased premises are a part.

IN WITNESS WHEREOF, the LESSOR and LESSEE have hereunto set their hands and common seals this 15/th/ day of December, in the year 2000.

/s/ Joseph A. Strazzulla      President     /s/ James V. Peck
---------------------------                 -------------------------
LESSOR                                      LESSEE

                                      LEASE

1.       PARTIES

Joseph A. Strazzulla, President, Straly Corporation, 8 Main Street, P.O. Box 5220, Wayland, MA 01778, LESSOR, which expression shall include all heirs, successors and assigns where context so admits, does hereby lease to: Discovery Therapeutics, Inc., 2028 Dabney Road, Suite E-17, Richmond, VA 23230, LESSEE, which expression shall include all successors, executors, administrators and assigns where context so admits and the LESSEE hereby leases the following described premises: an office space of approximately 1,400 Sq. Ft. on the first floor at 85 Main Street, Hopkinton, MA 01748,

2. PREMISES together with the right to use in common, with others entitled thereto, the hallways, and stairways necessary for access to said leased premises, the lavatories nearest thereto and the parking lot subject to paragraph #23.

3.       TERM

The term of this lease shall be for Two (2) Years commencing on November 1, 2001 and ending on October 31, 2003, with the option to renew this lease for an additional Three (3) Years, at new terms and rent, as long as written notice is given to the LESSOR at least 120 days prior to the expiration date of this lease.

4.       RENT

The LESSEE shall pay to the LESSOR rent at the rate of $28,560.00 dollars per year, payable in advance in monthly installments of $2,380.00, for the first year and $29,700.00 dollars per year for the second year, with the last months rent being paid in advance.

5.       SECURITY DEPOSIT

Upon the execution of this lease, the LESSEE shall pay to the LESSOR the amount of $2,400.00 dollars, which shall be held as a security deposit for the LESSEE'S performance as herein provided and refunded to the LESSEE within thirty (30) days, at the end of this lease, subject to the LESSEE'S satisfactory compliance with the conditions hereof.

6.       RENT ADJUSTMENT

The LESSEE shall pay to the LESSOR as additional rent Zero (0) per cent of any operating expenses, defined for the purpose of the agreement as Insurance and Common Area Maintenance, and Zero (0) per cent of the Real Estate Taxes levied against the land and building, of which the leased premises are a part. The LESSEE shall make payment within thirty (30) days of written notice from the LESSOR that such operating expenses, or taxes are payable by the LESSEE.

7.       UTILITIES

The LESSOR shall provide and the LESSOR shall pay for LESSEE'S water and sewer charges, electricity, heat and air conditioning, all subject to interruption due to any accident, to the making of repairs, alterations or improvements, to labor difficulties, to trouble in obtaining fuel, electricity, service or supplies, from the sources from which they are usually obtained for said building, or to any cause beyond the LESSOR'S control.

8.       USE OF THE PREMISES

The premises shall be used for general office use only.

9.       COMPLIANCE WITH LAWS

The LESSEE acknowledges that no trade or occupation shall be conducted in the leased premises or use made thereof, which will be unlawful, improper, noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the premises are situated.

10.      FIRE INSURANCE

The LESSEE shall not permit any use of the leased premises which will make voidable any insurance on the property of which the leased premises are a part, or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the New England Fire Insurance Rating Association, or any similar body succeeding to its powers. The LESSEE shall, on demand, reimburse the LESSOR and all other tenants, all extra insurance premiums caused by the LESSEE'S use of the premises.

11.      MAINTENANCE OF PREMISES

The LESSEE agrees to maintain the leased premises in the same condition as they are at the commencement of the term or as they may be put in during the term of this lease, reasonable wear and tear, damage by fire and other casualty only excepted, and whenever necessary, to replace plate glass and other glass therein, acknowledging that the leased premises are in good order and the glass whole. The LESSEE shall not permit the leased premises to be overloaded, damaged, stripped, or defaced, nor suffer any waste. LESSEE shall obtain written consent of LESSOR before erecting any sign on the premises.

12.      ALTERATIONS AND ADDITIONS

The LESSEE shall not make structural alterations or additions to the leased premises, but may make non-structural alterations provided the LESSOR consents thereto in writing, which consent shall not be unreasonably withheld or delayed. All such allowed alterations shall be at LESSEE'S expense and shall be in quality at least equal to the present construction. LESSEE shall not permit any mechanics' liens, or similar liens, to remain upon the leased premises for labor and material furnished to LESSEE in connection with work or any character performed or claimed to have been performed at the direction of LESSEE and shall cause any such lien to be released of record forthwith without cost to LESSOR. Any alterations or improvements made by the LESSEE shall become the property of the LESSOR at the termination of occupancy as provided herein.

13.      ASSIGNMENT AND SUBLEASING

The LESSEE shall not assign or sublet the whole or any part of the leased premises without LESSOR'S prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding such consent, LESSEE shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this lease.

14.      SUBORDINATION

This lease shall be subject and subordinate to any and all mortgages, deeds of trust and other instruments in the nature of a mortgage, now or at any time thereafter, a lien or liens on the property of which the leased premises are a part and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this lease to said mortgages, deeds of trust, or other such instruments in the nature of a mortgage.

15.      LESSOR'S ACCESS

The LESSOR or agents of the LESSOR may, at reasonable times and upon reasonable advanced notice, enter to view the leased premises and may remove placards and signs not approved and affixed as herein provided, and make repairs and alterations as LESSOR should elect to do and may show the leased premises to others, and at any time within three (3) months before the expiration of the term, may affix to any suitable part of the leased premises a notice for letting or selling the leased premises or property of which the leased premises are a part and keep the same affixed without hindrance or molestation.

16.      INDEMNIFICATION AND LIABILITY

The LESSEE shall save the LESSOR harmless from all loss and damage occasioned by the use or escape of water or by bursting of pipes, as well as from any claim or damage resulting from neglect in not removing snow and ice from the roof of the building or from the sidewalks bordering upon the premises so leased, or by any nuisance made or suffered on the leased premises, unless such loss is caused by the neglect of the LESSOR. The removal of snow and ice from the sidewalks bordering upon the leased premises shall be the LESSOR'S responsibility.

17.      LESSEE'S LIABILITY INSURANCE

The LESSEE shall maintain with respect to the leased premises and the property of which the leased premises are a part, comprehensive public liability insurance in the amount of $500,000.00 dollars, with property damage insurance in limits of $40,000.00 dollars, in responsible companies qualified to do business in Massachusetts and in good standing therein, insuring the LESSOR as well as the LESSEE against injury to persons or damage to property as provided. The LESSEE shall deposit with the LESSOR certificates for such insurance at or prior to the commencement of the term, and thereafter within thirty (30) days prior to the expiration of any such policies. All such insurance certificates shall provide that such policies shall not be canceled without at least ten (10) days prior written notice to each assured named therein. LESSOR agrees to maintain during the term of this lease, comprehensive public liability insurance in the amount of $1,000,000.00 dollars and property damage insurance in limits of $1,000,000.00 dollars.

LESSOR and LESSEE mutually waive their respective rights of recovery against each other for any loss of, or damage to, either parties property, to the extent that such loss or damage is insured by an insurance policy required to be in effect at the time of such loss or damage. Each party shall obtain any special endorsements, if required by its insurer, whereby the insurer's waives its right of subrogation against the other party. The preceding two sentences shall not apply in those cases where waiver of subrogation would cause either parties' insurance to be voided or otherwise made uncollectible.

18.      FIRE CASUALTY AND ELEMENT DOMAIN

Should a substantial portion of the leased premises, or of the property of which they are a part, be substantially damaged by fire or other casualty, or be taken by eminent domain, the LESSOR may elect to terminate this lease. When such fire, casualty, or taking renders the leased premises substantially unsuitable for their intended use, a just and proportionate abatement of rent shall be made, and the LESSEE may elect to terminate this lease if:

(a) The LESSOR fails to give written notice within thirty (30) days of intention to restore the leased premises or

(b) The LESSOR fails to restore the leased premises to a condition substantially suitable for their intended use within ninety (90) days of said fire, casualty, or taking.

The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the leased premises for any taking by eminent domain, except for damage to the LESSEE'S fixtures, property, or equipment.

19.      DEFAULT

In the event that:

(a) The LESSEE shall default in the payment of any installment of rent or other sum herein specified and such default shall continue for ten (10) days after written notice thereof; or

(b) The LESSEE shall default in the observance or performance of any other of the LESSEE'S covenants, agreements, or obligations thereunder and such default shall not be corrected within thirty (30) days after written thereof; or

(c) The LESSEE shall be declared bankrupt or insolvent according to law, or, if any assignment shall be made of LESSEE'S property for the benefit of creditors, then the LESSOR shall have the right thereafter, while such default continues, to re-enter and take complete possession of the leased premises, to declare the term of this lease ended, and remove the LESSEE'S effects, without prejudice to any remedies which might be otherwise used for arrears of rent or other default. The LESSEE shall indemnify the LESSOR against all loss of rent and other payments which the LESSOR may incur by reason of such termination during the residue of the term, provided however the LESSOR shall be required to take reasonable steps to mitigate its loss.

If the LESSEE shall default, after reasonable notice thereof, in the observance or performance of any conditions or covenants on LESSEE'S part to be observed or performed under or by virtue of any of the provisions in any article of this lease, the LESSOR, without thereby waiving such default, may remedy such default for the account and at the expense of the LESSEE. If the LESSOR makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to, reasonable attorney's fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred, with interest at the rate of ten (10) per cent per annum and costs, shall be paid to the LESSOR by the LESSEE as additional rent.

20. NOTICE. Any notice from the LESSOR to the LESSEE relating to the leased premises or the occupancy thereof, shall be deemed duly served, if left at the leased premises addressed to the LESSEE, or, if mailed to the leased premises, registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE. Any notice from the LESSEE to the LESSOR relating to the leased premises or to the occupancy thereof, shall be deemed duly served if mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing. All rent and notices shall be paid and sent to the LESSOR at: Post Office Box 5220, Wayland, MA 01778.

21.      SURRENDER

The LESSEE shall at the expiration or other termination of this lease remove all LESSEE'S goods and effects from the leased premises, (including, without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE, either inside or outside the leased premises). LESSEE shall deliver to the LESSOR the leased premises and all keys, locks thereto, and other fixtures connected therewith and all alterations and additions made to or upon the leased premises, in the same condition as they were at the commencement of the term, or as they were put in during the term hereof, reasonable wear and tear and damage by fire or other casualty the only exception. In the event of the LESSEE'S failure to remove any of LESSEE'S property from the premises, LESSOR is hereby authorized, without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the property at LESSEE'S expense, or to retain same under LESSOR'S control or to sell at public or private sale, with notice, any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due thereunder, or with notice to destroy such property.

22.      OTHER PROVISION      N/A

23.      PARKING    LESSEE and all their employees are required to park their
automobiles in an assigned tenant parking area, if so directed by the LESSOR.

25.      SMOKING    It is understood and agreed that no smoking will be allowed within the leased premises or within any building of which the leased premises are a part.

IN WITNESS WHEREOF, the LESSOR and LESSEE have hereunto set their hands and common seals this 1st day of November, in the year 2001

/s/ Kenneth L. Rice, Jr.                /s/ Joseph A. Strazzulla
-------------------------------         ----------------------------------
LESSEE  VP & Chief Commercial           LESSOR  President
        Officer

                                      LEASE

1. PARTIES

Joseph A Strazzulla, President, Straly Corporation, 35 Main Street, P.O. Box 5220, Wayland, MA 01778, LESSOR, which expression shall include all heirs, successors and assigns where context so admits, does hereby lease to: Discovery Therapeutics, Inc., 2028 Dabney Road, Suite E-17, Richmond, VA 23230, LESSEE, which expression shall include all successors, executors, administrators and assigns where context so admits and the LESSEE hereby leases the following described premises: an office space of approximately 2,400 Sq. Ft. on the second floor of 85 Main Street, Hopkinton, MA 01748, all subject to
2. PREMISES         the present tenants vacating the premises on or before the starting date of this lease, together with the right to use in common, with others entitled thereto, the hallways, and stairways necessary for access to said leased premises, the lavatories nearest thereto.


3. TERM

The term of this lease shall be for Three (3) Years commencing on December 1, 2001 and ending on November 30, 2004, with the option to renew this lease for an additional Three (3) Years, at new terms and rent, as long as written notice is given to the LESSOR at least 120 days prior to the expiration date of this lease.

4. RENT

The LESSEE shall pay to the LESSOR rent at the rate of 41,400.00 dollars per year, payable in advance in monthly installments of $ 3,450.00 for the first year, 42,000.00 dollars per year for the second year and 43,200.00 dollars per year for the third year, with the last months rent being paid in advance.

5. SECURITY DEPOSIT

Upon the execution of this lease, the LESSEE shall pay to the LESSOR the amount of 3,500.00 dollars, which shall be held as a security deposit for the LESSEE'S performance as herein provided and refunded to the LESSEE within thirty (30) days, at the end of this lease, subject to the LESSEE'S satisfactory compliance with the conditions hereof.

6. RENT ADJUSTMENT

The LESSEE shall pay to the LESSOR as additional rent Zero (0) per cent of any operating expenses, defined for the purpose of the agreement as Insurance and Common Area Maintenance, and Zero (0) per cent of the Real Estate Taxes levied against the land and building, of which the leased premises are a part. The LESSEE shall make payment within thirty (30) days of written notice from the LESSOR that such operating expenses, or taxes are payable by the LESSEE.

7. UTILITIES

The LESSOR shall provide and the LESSOR shall pay for LESSEE'S water and sewer charges, LESSEE shall pay for electricity, heat and air conditioning, all subject to interruption due to any accident, to the making of repairs, alterations or improvements, to labor difficulties, to trouble in obtaining fuel, electricity, service or supplies, from the sources from which they are usually obtained for said building, or to any cause beyond the LESSOR'S control.

8. USE OF THE PREMISES

The premises shall be used for general office use only.

9. COMPLIANCE WITH LAWS

The LESSEE acknowledges that no trade or occupation shall be conducted in the leased premises or use made thereof, which will be unlawful, improper, noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the premises are situated.

10. FIRE INSURANCE

The LESSEE shall not permit any use of the leased premises which will make voidable any insurance on the property of which the leased premises are a part, or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the New England Fire Insurance Rating Association, or any similar body succeeding to its powers. The LESSEE shall, on demand, reimburse the LESSOR and all other tenants, all extra insurance premiums caused by the LESSEE'S use of the premises.

11. MAINTENANCE OF PREMISES

The LESSEE agrees to maintain the leased premises in the same condition as they are at the commencement of the term or as they may be put in during the term of this lease, reasonable wear and tear, damage by fire and other casualty only excepted, and whenever necessary, to replace plate glass and other glass therein, acknowledging that the leased premises are in good order and the glass whole. The LESSEE shall not permit the leased premises to be overloaded, damaged, stripped, or defaced, nor suffer any waste. LESSEE shall obtain written consent of LESSOR before erecting any sign on the premises.

12. ALTERATIONS AND ADDITIONS

The LESSEE shall not make structural alterations or additions to the leased premises, but may make non-structural alterations provided the LESSOR consents thereto in writing, which consent shall not be unreasonably withheld or delayed. All such allowed alterations shall be at LESSEE'S expense and shall be in quality at least equal to the present construction. LESSEE shall not permit any mechanics' liens, or similar liens, to remain upon the leased premises for labor and material furnished to LESSEE in connection with work or any character performed or claimed to have been performed at the direction of LESSEE and shall cause any such lien to be released of record forthwith without cost to LESSOR. Any alterations or improvements made by the LESSEE shall become the property of the LESSOR at the termination of occupancy as provided herein.

13. ASSIGNMENT AND SUBLEASING

The LESSEE shall not assign or sublet the whole or any part of the leased premises without LESSOR'S prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding such consent, LESSEE shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this lease.

14. SUBORDINATION

This lease shall be subject and subordinate to any and all mortgages, deeds of trust and other instruments in the nature of a mortgage, now or at any time thereafter, a lien or liens on the property of which the leased premises are a part and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this lease to said mortgages, deeds of trust, or other such instruments in the nature of a mortgage.

15.   LESSOR'S ACCESS

The LESSOR or agents of the LESSOR may, at reasonable times and upon reasonable advanced notice, enter to view the leased premises and may remove placards and signs not approved and affixed as herein provided, and make repairs and alterations as LESSOR should elect to do and may show the leased premises to others, and at any time within three (3) months before the expiration of the term, may affix to any suitable part of the leased premises a notice for letting or selling the leased premises or property of which the leased premises are a part and keep the same affixed without hindrance or molestation.

16.   INDEMNIFICATION AND LIABILITY

The LESSEE shall save the LESSOR harmless from all loss and damage occasioned by the use or escape of water or by the bursting of pipes, as well as from any claim or damage resulting from neglect in not removing snow and ice from the roof of the building or from the sidewalks bordering upon the premises so leased, or by any nuisance made or suffered on the leased premises, unless such loss is caused by the neglect of the LESSOR. The removal of snow and ice from the sidewalks bordering upon the leased premises shall be the LESSOR'S responsibility.

17.   LESSEE'S LIABILITY INSURANCE

The LESSEE shall maintain with respect to the leased premises and the property of which the leased premises are a part, comprehensive public liability insurance in the amount of 500,000.00 dollars, with property damage insurance in limits of 40,000.00 dollars, in responsible companies qualified to do business in Massachusetts and in good standing therein, insuring the LESSOR as well as the LESSEE against injury to persons or damage to property as provided. The LESSEE shall deposit with the LESSOR certificates for such insurance at or prior to the commencement of the term, and thereafter within thirty (30) days prior to the expiration of any such polices. All such insurance certificates shall provide that such policies shall not be canceled without at least ten (10) days prior written notice to each assured named therein. LESSOR agrees to maintain during the term of this lease, comprehensive public liability insurance in the amount of 1,000,000.00 dollars and property damage insurance in limits of 1,000,000.00 dollars.

LESSOR and LESSEE mutually waive their respective rights of recovery against each other for any loss of, or damage to, either parties property, to the extent that such loss or damage is insured by an insurance policy required to be in effect at the time of such loss or damage. Each party shall obtain any special endorsements, if required by its insurer, whereby the insurer waives its right of subrogation against the other party. The preceding two sentences shall not apply in those cases where waiver of subrogation would cause either parties' insurance to be voided or otherwise made uncollectible.

18.   FIRE CASUALTY AND EMINENT DOMAIN

Should a substantial portion of the leased premises, or of the property of which they are a part, be substantially damaged by fire or other casualty, or be taken by eminent domain, the LESSOR may elect to terminate this lease. When such fire, casualty, or taking renders the leased premises substantially unsuitable for their intended use, a just and proportionate abatement of rent shall be made, and the LESSEE may elect to terminate this lease if:

(a) The LESSOR fails to give written notice within thirty (30) days of intention to restore the leased premises or

(b) The LESSOR fails to restore the leased premises to a condition substantially suitable for their intended use within ninety (90) days of said fire, casualty, or taking.

The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the leased premises for any taking by eminent domain, except for damage to the LESSEE'S fixtures, property, or equipment.

19.   DEFAULT

In the event that:



(a) The LESSEE shall default in the payment of any installment of rent or other sum herein specified and such default shall continue for ten (10) days after written notice thereof; or

(b) The LESSEE shall default in the observance or performance of any other of the LESSEE'S covenants, agreements, or obligations thereunder and such default shall not be corrected within thirty (30) days after written notice thereof; or

(c) The LESSEE shall be declared bankrupt or insolvent according to law, or, if any assignment shall be made of LESSEE'S property for the benefit of creditors, then the LESSOR shall have the right thereafter, while such default continues, to re-enter and take complete possession of the leased premises, to declare the term of this lease ended, and remove the LESSEE'S effects, without prejudice to any remedies which might be otherwise used for arrears of rent or other default. The LESSEE shall indemnify the LESSOR against all loss of rent and other payments which the LESSOR may incur by reason of such termination during the residue of the term, provided however the LESSOR shall be required to take reasonable steps to mitigate its loss. If the LESSEE shall default, after reasonable notice thereof, in the observance or performance of any conditions or covenants on LESSEE'S part to be observed or performed under or by virtue of any of the provisions in any article of this lease, the LESSOR, without thereby waiving such default, may remedy such default for the account and at the expense of the LESSEE. If the LESSOR makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to, reasonable attorney's fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred, with interest at the rate of ten (10) per cent per annum and costs, shall be paid to the LESSOR by the LESSEE as additional rent.

20. NOTICE

Any notice from the LESSOR to the LESSEE relating to the leased premises or the occupancy thereof, shall be deemed duly served, if left at the leased premises addressed to the LESSEE, or, if mailed to the leased premises, registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE. Any notice from the LESSEE to the LESSOR relating to the leased premises or to the occupancy thereof, shall be deemed duly served if mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing. All rent and notices shall be paid and sent to the LESSOR at:
Post Office Box 5220, Wayland, MA 01778.

21. SURRENDER

The LESSEE shall at the expiration or other termination of this lease remove all LESSEE'S goods and effects from the leased premises, (including, without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE, either inside or outside the leased premises). LESSEE shall deliver to the LESSOR the leased premises and all keys, locks thereto, and other fixtures connected therewith and all alterations and additions made to or upon the leased premises, in the same condition as they were at the commencement of the term, or as they were put in during the term hereof, reasonable wear and tear and damage by fire or other casualty the only exception. In the event of the LESSEE'S failure to remove any of LESSEE'S property from the premises, LESSOR is hereby authorized, without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the property at LESSEE'S expense, or to retain same under LESSOR'S control or to sell at public or private sale, with notice, any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due thereunder, or with notice to destroy such property.

22. OTHER PROVISION

N/A

23. PARKING

LESSEE and all their employees are required to park their automobiles in an assigned tenant parking area, if so directed by the LESSOR.

24. SMOKING

It is understood and agreed that no smoking will be allowed within the leased premises or within any building of which the leased premises are a part.

IN WITNESS WHEREOF, the LESSOR and LESSEE have hereunto set their hands and common seals this 1st day of November, in the year 2001.

/s/  Kenneth L. Rice, Jr.                /s/  Joseph A. Strazzula
------------------------------------     ------------------------
VP & Chief Commercial                    President
Officer

LESSEE                                   LESSOR

                                     LEASE

1. PARTIES

Joseph A. Strazzulla, President, Straly Corporation, 35 Main Street, P.O. Box 5220, Wayland, MA 01778, LESSOR, which expression shall include all heirs, successors and assigns where context so admits, does hereby lease to: Aderis Pharmaceuticals, Inc., 2028 Dabney Road, Suite E-17, Richmond, VA 23230, LESSEE, which expression shall include all successors, executors, administrators and assigns where context so admits and the LESSEE hereby leases the following described premises: an office space of approximately 1,450 Sq. Ft. on the fourth floor of 85 Main Street, Hopkinton, MA 01748, subject to the
2. PREMISES         present tenants vacating the premises on or before the
starting date of this lease, together with the right to use in common, with others entitled thereto, the hallways, and stairways necessary for access to said leased premises, the lavatories nearest thereto.

3. TERM

The term of this lease shall be for Two (2) Years, Eight (8) Months and Eighteen
(18) Days, commencing on March 14, 2002 and ending on November 30, 2004, with the option to renew this lease for an additional Three (3) Years, at new terms and rent, as long as written notice is given to the LESSOR at least 120 days prior to the expiration date of this lease.

4. RENT

The LESSEE shall pay to the LESSOR rent at the rate of 29,400.00 dollars per year, payable in advance in monthly installments of $ 2,450.00, for the first year, 30,720.00 dollars per year for the second year, and 31,200.00 dollars per year for the third year, with the last months rent being paid in advance.

5. SECURITY DEPOSIT

Upon the execution of this lease, the LESSEE shall pay to the LESSOR the amount of 2,400.00 dollars, which shall be held as a security deposit for the LESSEE'S performance as herein provided and refunded to the LESSEE within thirty (30) days, at the end of this lease, subject to the LESSEE'S satisfactory compliance with the conditions hereof.

6. RENT ADJUSTMENT

The LESSEE shall pay to the LESSOR as additional rent Zero (0) per cent of any operating expenses, defined for the purpose of the agreement as Insurance and Common Area Maintenance, and Zero (0) per cent of the Real Estate Taxes levied against the land and building, of which the leased premises are a part. The LESSEE shall make payment within thirty (30) days of written notice from the LESSOR that such operating expenses, or taxes are payable by the LESSEE.

7. UTILITIES

The LESSOR shall provide and the LESSOR shall pay for LESSEE'S water and sewer charges, electricity, heat and air conditioning, all subject to interruption due to any accident, to the making of repairs, alterations or improvements, to labor difficulties, to trouble in obtaining fuel, electricity, service or supplies, from the sources from which they are usually obtained for said building, or to any cause beyond the LESSOR'S control.

8. USE OF THE PREMISES

The premises shall be used for general office use only.

9. COMPLIANCE WITH LAWS

The LESSEE acknowledges that no trade or occupation shall be conducted in the leased premises or use made thereof, which will be unlawful, improper, noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the premises are situated.

10. FIRE INSURANCE

The LESSEE shall not permit any use of the leased premises which will make voidable any insurance on the property of which the leased premises are a part, or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the New England Fire Insurance Rating Association, or any similar body succeeding to its powers. The LESSEE shall, on demand, reimburse the LESSOR and all other tenants, all extra insurance premiums caused by the LESSEE'S use of the premises.

11. MAINTENANCE OF PREMISES

The LESSEE agrees to maintain the leased premises in the same condition as they are at the commencement of the term or as they may be put in during the term of this lease, reasonable wear and tear, damage by fire and other casualty only excepted, and whenever necessary, to replace plate glass and other glass therein, acknowledging that the leased premises are in good order and the glass whole. The LESSEE shall not permit the leased premises to be overloaded, damaged, stripped, or defaced, nor suffer any waste. LESSEE shall obtain written consent of LESSOR before erecting any sign on the premises.

12. ALTERATIONS AND ADDITIONS

The LESSEE shall not make structural alterations or additions to the leased premises, but may make non-structural alterations provided the LESSOR consents thereto in writing, which consent shall not be unreasonably withheld or delayed. All such allowed alterations shall be at LESSEE'S expense and shall be in quality at least equal to the present construction. LESSEE shall not permit any mechanics' liens, or similar liens, to remain upon the leased premises for labor and material furnished to LESSEE in connection with work or any character performed or claimed to have been performed at the direction of LESSEE and shall cause any such lien to be released of record forthwith without cost to LESSOR. Any alterations or improvements made by the LESSEE shall become the property of the LESSOR at the termination of occupancy as provided herein.

13. ASSIGNMENT AND SUBLEASING

The LESSEE shall not assign or sublet the whole or any part of the leased premises without LESSOR'S prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding such consent, LESSEE shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this lease.

14. SUBORDINATION

This lease shall be subject and subordinate to any and all mortgages, deeds of trust and other instruments in the nature of a mortgage, now or at any time thereafter, a lien or liens on the property of which the leased premises are a part and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this lease to said mortgages, deeds of trust, or other such instruments in the nature of a mortgage.

15. LESSOR'S ACCESS

The LESSOR or agents of the LESSOR may, at reasonable times and upon reasonable advanced notice, enter to view the leased premises and may remove placards and signs not approved and affixed as herein provided, and make repairs and alterations as LESSOR should elect to do and may show the leased premises to others, and at any time within three (3) months before the expiration of the term, may affix to any suitable part of the leased premises a notice for letting or selling the leased premises or property of which the leased premises are a part and keep the same affixed without hindrance or molestation.

16. INDEMNIFICATION AND LIABILITY

The LESSEE shall save the LESSOR harmless from all loss and damage occasioned by the use or escape of water or by the bursting of pipes, as well as from any claim or damage resulting from neglect in not removing snow and ice from the roof of the building or from the sidewalks bordering upon the premises so leased, or by any nuisance made or suffered on the leased premises, unless such loss is caused by the neglect of the LESSOR. The removal of snow and ice from the sidewalks bordering upon the leased premises shall be the LESSOR'S responsibility.

17. LESSEE'S LIABILITY INSURANCE

The LESSEE shall maintain with respect to the leased premises and the property of which the leased premises are a part, comprehensive public liability insurance in the amount of 500,000.00 dollars, with property damage insurance in limits of 40,000.00 dollars, in responsible companies qualified to do business in Massachusetts and in good standing therein, insuring the LESSOR as well as the LESSEE against injury to persons or damage to property as provided. The LESSEE shall deposit with the LESSOR certificates for such insurance at or prior to the commencement of the term, and thereafter within thirty (30) days prior to the expiration of any such polices. All such insurance certificates shall provide that such policies shall not be canceled without at least ten (10) days prior written notice to each assured named therein. LESSOR agrees to maintain during the term of this lease, comprehensive public liability insurance in the amount of 1,000,000.00 dollars and property damage insurance in limits of 1,000,000.00 dollars.

LESSOR and LESSEE mutually waive their respective rights of recovery against each other for any loss of, or damage to, either parties property, to the extent that such loss or damage is insured by an insurance policy required to be in effect at the time of such loss or damage. Each party shall obtain any special endorsements, if required by its insurer, whereby the insurer waives its right of subrogation against the other party. The preceding two sentences shall not apply in those cases where waiver of subrogation would cause either parties' insurance to be voided or otherwise made uncollectible.

18. FIRE CASUALTY AND EMINENT DOMAIN

Should a substantial portion of the leased premises, or of the property of which they are a part, be substantially damaged by fire or other casualty, or be taken by eminent domain, the LESSOR may elect to terminate this lease. When such fire, casualty, or taking renders the leased premises substantially unsuitable for their intended use, a just and proportionate abatement of rent shall be made, and the LESSEE may elect to terminate this lease if:

(a) The LESSOR fails to give written notice within thirty (30) days of intention to restore the leased premises or

(b) The LESSOR fails to restore the leased premises to a condition substantially suitable for their intended use within ninety (90) days of said fire, casualty, or taking.

The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the leased premises for any taking by eminent domain, except for damage to the LESSEE'S fixtures, property, or equipment.

19. DEFAULT

In the event that:



(a) The LESSEE shall default in the payment of any installment of rent or other sum herein specified and such default shall continue for ten (10) days after written notice thereof; or

(b) The LESSEE shall default in the observance or performance of any other of the LESSEE'S covenants, agreements, or obligations thereunder and such default shall not be corrected within thirty (30) days after written notice thereof; or

(c) The LESSEE shall be declared bankrupt or insolvent according to law, or, if any assignment shall be made of LESSEE'S property for the benefit of creditors, then the LESSOR shall have the right thereafter, while such default continues, to re-enter and take complete possession of the leased premises, to declare the term of this lease ended, and remove the LESSEE'S effects, without prejudice to any remedies which might be otherwise used for arrears of rent or other default. The LESSEE shall indemnify the LESSOR against all loss of rent and other payments which the LESSOR may incur by reason of such termination during the residue of the term, provided however the LESSOR shall be required to take reasonable steps to mitigate its loss. If the LESSEE shall default, after reasonable notice thereof, in the observance or performance of any conditions or covenants on LESSEE'S part to be observed or performed under or by virtue of any of the provisions in any article of this lease, the LESSOR, without thereby waiving such default, may remedy such default for the account and at the expense of the LESSEE. If the LESSOR makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to, reasonable attorney's fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred, with interest at the rate of ten (10) per cent per annum and costs, shall be paid to the LESSOR by the LESSEE as additional rent.

20. NOTICE

Any notice from the LESSOR to the LESSEE relating to the leased premises or the occupancy thereof, shall be deemed duly served, if left at the leased premises addressed to the LESSEE, or, if mailed to the leased premises, registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE. Any notice from the LESSEE to the LESSOR relating to the leased premises or to the occupancy thereof, shall be deemed duly served if mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing. All rent and notices shall be paid and sent to the LESSOR at:
Post Office Box 5220, Wayland, MA 01778.

21. SURRENDER

The LESSEE shall at the expiration or other termination of this lease remove all LESSEE'S goods and effects from the leased premises, (including, without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE, either inside or outside the leased premises). LESSEE shall deliver to the LESSOR the leased premises and all keys, locks thereto, and other fixtures connected therewith and all alterations and additions made to or upon the leased premises, in the same condition as they were at the commencement of the term, or as they were put in during the term hereof, reasonable wear and tear and damage by fire or other casualty the only exception. In the event of the LESSEE'S failure to remove any of LESSEE'S property from the premises, LESSOR is hereby authorized, without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the property at LESSEE'S expense, or to retain same under LESSOR'S control or to sell at public or private sale, with notice, any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due thereunder, or with notice to destroy such property.

22. OTHER PROVISION

N/A

23. PARKING

LESSEE and all their employees are required to park their automobiles in an assigned tenant parking area, if so directed by the LESSOR.

24. SMOKING

It is understood and agreed that no smoking will be allowed within the leased premises or within any building of which the leased premises are a part.

IN WITNESS WHEREOF, the LESSOR and LESSEE have hereunto set their hands and common seals this 12th day of February, in the year 2002.


/s/  Joseph A. Strazzulla                /s/  Joseph R. Vidal
-------------------------------          --------------------
President                                VP-Finance
LESSEE
                                         LESSOR